Exhibit 99.1

Blucora Closes Acquisition of HK Financial Services

Company Increases Existing Credit Facility in Conjunction with Transaction

IRVING, Texas, July 1, 2020 — Blucora, Inc. (NASDAQ: BCOR), a provider of data and technology-driven tax software and wealth management solutions that empowers people to improve their financial wellness, today announced it closed the acquisition of HK Financial Services (“HKFS”), a fast-growing, CPA-focused registered investment advisor (“RIA”), for an upfront purchase price of $100 million (the “HKFS Acquisition”).

“This highly complementary acquisition enables us to expand the ways we can work with CPA firms and tax professionals to deliver wealth management services to their clients,” said Chris Walters, Blucora’s President and Chief Executive Officer. “At the same time, we believe that we’re adding a fast-growing, highly profitable RIA business that increases our addressable market and enhances Blucora’s growth opportunities. We are thrilled to officially welcome the HKFS team to the Blucora family and look forward to providing our combined client base with the best products and services for years to come.”

In connection with the HKFS Acquisition, Blucora entered into a $175 million of add-on term loan in the form of a fungible increase to its existing credit facility. The interest rate on the now $564.1 million term loan is a floating rate based on LIBOR plus 4.00%. The Company used $100 million of the proceeds from the term loan to pay the purchase price of the HKFS Acquisition, and the additional proceeds of $75 million above the upfront purchase price, net of fees and expenses, are expected to remain on the Company’s balance sheet for additional working capital.

In connection with the closing of the HKFS Acquisition, the Company awarded Louie Rosalez, President of HKFS, 13,134 restricted stock units and a non-qualified stock option representing the right to purchase 35,464 shares of common stock, each pursuant to the Blucora, Inc. 2016 Inducement Plan, as amended. Both the restricted stock units and the shares underlying the non-qualified stock option will vest in three equal annual installments beginning on the first anniversary of the date of grant. The exercise price per share for the non-qualified stock option is equal to the closing price of the Company’s common stock on the date of grant. The awards were approved by the Compensation Committee of the Board of Directors of the Company and were granted as an inducement to Mr. Rosalez entering into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4).

PJT Partners served as capital markets advisor to Blucora in connection with the financing associated with this transaction, and Haynes and Boone, LLP served as legal counsel to Blucora in connection with the financing and the transaction.

About Blucora®

Blucora, Inc. (NASDAQ: BCOR) is on the forefront of financial technology, a provider of data and technology-driven solutions that empowers people to improve their financial wellness. Blucora operates in two segments including (i) wealth management, through its Avantax Wealth Management business (formerly operating under the HD Vest and 1st Global brands), the leading tax-focused broker-dealer, with $61 billion in total client assets as of March 31, 2020, and (ii) tax preparation, through its TaxAct business, a market leader in tax preparation software with more than 3 million consumer and 20,000 professional users in 2019. With integrated tax focused software and wealth management, Blucora is uniquely positioned to assist our customers in achieving better long-term outcomes via holistic, tax-advantaged solutions. For more information on Blucora, visit www.blucora.com.

Investor Contact:

Bill Michalek

Blucora Investor Relations

(972) 870-6463

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: the impact of the recent coronavirus outbreak on our results of operations and our business, including the impact of the resulting economic downturn and the extension of tax filing deadlines and other related relief; our ability to effectively implement our future business plans and growth strategy; our ability to effectively compete within our industry; our ability to attract and retain financial advisors, qualified employees, clients, and customers, as well as our ability to provide strong customer/client service; our ability to close, finance, and realize all of the anticipated benefits of our recent or pending acquisitions, as well as our ability to integrate the operations of recently acquired businesses, and the potential impact of such acquisitions on our existing indebtedness and leverage; our future capital requirements and the availability of financing, if necessary; our ability to meet our current and future debt service obligations, including our ability to maintain compliance with our debt covenants; downgrade of the Company’s credit ratings; our ability to generate strong investment performance for our clients and the impact of the financial markets on our clients’ portfolios; the impact of new or changing legislation and regulations (or interpretations thereof) on our business, including our ability to successfully address and comply with such legislation and regulations (or interpretations thereof) and increased costs, reductions of revenue, and potential fines, penalties or disgorgement to which we may be subject as a result thereof; risks, burdens, and costs, including fines, penalties or disgorgement, associated with our business being subjected to regulatory inquiries, investigations or initiatives; risks associated with legal proceedings, including litigation and regulatory proceedings; our ability to manage leadership and employee transitions, including costs and time burdens on management and our board of directors related thereto; political and economic conditions and events that directly or indirectly impact the wealth management and tax preparation industries; our ability to respond to rapid technological changes, including our ability to successfully release new products and services or improve upon existing products and services; the compromising of confidentiality, availability or integrity of information, including cyberattacks; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; risks related to goodwill and other intangible asset impairment; our ability to develop, establish, and maintain strong brands; risks associated with the use and implementation of information technology and the effect of security breaches, computer viruses, and computer hacking attacks; our ability to comply with laws and regulations regarding privacy and protection of user data; our ability to maintain our relationships with third-party partners, providers, suppliers, vendors, distributors, contractors, financial institutions, industry associations, and licensing partners, and our expectations regarding and reliance on the products, tools, platforms, systems, and services provided by these third parties; our beliefs and expectations regarding the seasonality of our business; our assessments and estimates that determine our effective tax rate; and our ability to protect our intellectual property and the impact of any claim that we have infringed on the intellectual property rights of others.

In addition, there are risks associated with the HKFS Acquisition, such as: our ability to retain key management and employees of HKFS following the HKFS Acquisition; post-HKFS Acquisition revenues being lower than expected, costs being higher than expected, synergies being less than expected or our post-HKFS Acquisition financial results differing generally from our internal projections; and the risk of an unfavorable reaction to the HKFS Acquisition by our employees, vendors, suppliers, advisors and clients of our advisors, as well as the other risks and factors included in the Company’s filings with the Securities and Exchange Commission.

A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.